EXHIBIT 99.20
                       COMPUTATIONAL MATERIALS DISCLAIMER

The  attached  tables  and  other  statistical   analyses  (the   "Computational
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Numerous  assumptions were used in preparing the  Computational  Materials which
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Any weighted  average lives,  yields and principal  payment periods shown in the
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


z_eqmc0401_mkt - Price/Yield - B1       DECLARATION ANALYSIS

Balance    $11,250,000.00               Delay                         0
Coupon                                  Dated                         1/29/2004
Settle          1/29/2004               First Payment                 2/25/2004

Price
                                         Prepay             100 PricingSpeed              100 PricingSpeed
                                        Default                    7.365 CDR                     6.362 CDR
                                  Loss Severity                          45%                           45%
                              Servicer Advances                         100%                          100%
                                Liquidation Lag                            6                             6
                                          LIBOR                FORWARD LIBOR           FORWARD LIBOR + 200
                                       TRIGGERS                         FAIL                          FAIL
                            Optional Redemption                      Call (N)                      Call (N)

                                            WAL                        14.81                         15.26
                                       Mod Durn                         9.84                          9.47
                            Principal Writedown              7,343.55 (0.07%)              1,750.21 (0.02%)
             Total Collat Loss (Collat Maturity)       91,407,321.76 (10.16%)         81,033,354.03 (9.00%)
      Total Collat Liquidation (Collat Maturity)      201,684,622.33 (22.41%)       178,794,952.21 (19.87%)


Price
                                         Prepay                 100 PricingSpeed              100 PricingSpeed
                                        Default                        5.994 CDR                     5.188 CDR
                                  Loss Severity                              55%                           55%
                              Servicer Advances                             100%                          100%
                                Liquidation Lag                                6                             6
                                          LIBOR                    FORWARD LIBOR           FORWARD LIBOR + 200
                                       TRIGGERS                             FAIL                          FAIL
                            Optional Redemption                          Call (N)                      Call (N)

                                            WAL                            15.38                         15.77
                                       Mod Durn                            10.07                          9.65
                            Principal Writedown                 12,745.55 (0.11%)              9,057.79 (0.08%)
             Total Collat Loss (Collat Maturity)           94,180,293.32 (10.46%)         83,294,808.31 (9.25%)
      Total Collat Liquidation (Collat Maturity)          170,004,520.37 (18.89%)       150,356,518.71 (16.71%)








z_eqmc0401_mkt - Price/Yield - B2          DECLARATION ANALYSIS

Balance         $11,250,000.00      Delay                         0
Coupon                              Dated                         1/29/2004
Settle               1/29/2004      First Payment                 2/25/2004


Price
                                         Prepay             100 PricingSpeed              100 PricingSpeed
                                        Default                    6.627 CDR                     5.619 CDR
                                  Loss Severity                          45%                           45%
                              Servicer Advances                         100%                          100%
                                Liquidation Lag                            6                             6
                                          LIBOR                FORWARD LIBOR           FORWARD LIBOR + 200
                                       TRIGGERS                         FAIL                          FAIL
                            Optional Redemption                      Call (N)                      Call (N)

                                            WAL                        15.19                         15.65
                                       Mod Durn                         9.65                          9.45
                            Principal Writedown             41,244.58 (0.37%)             29,926.61 (0.27%)
             Total Collat Loss (Collat Maturity)        83,808,527.07 (9.31%)         72,972,978.51 (8.11%)
      Total Collat Liquidation (Collat Maturity)      184,908,985.63 (20.55%)       161,001,560.93 (17.89%)


Price
                                         Prepay               100 PricingSpeed              100 PricingSpeed
                                        Default                      5.418 CDR                     4.604 CDR
                                  Loss Severity                            55%                           55%
                              Servicer Advances                           100%                          100%
                                Liquidation Lag                              6                             6
                                          LIBOR                  FORWARD LIBOR           FORWARD LIBOR + 200
                                       TRIGGERS                           FAIL                          FAIL
                            Optional Redemption                        Call (N)                      Call (N)

                                            WAL                          15.69                         16.10
                                       Mod Durn                           9.84                          9.60
                            Principal Writedown               12,514.00 (0.11%)             27,674.27 (0.25%)
             Total Collat Loss (Collat Maturity)          86,429,774.22 (9.60%)         75,087,919.77 (8.34%)
      Total Collat Liquidation (Collat Maturity)        156,007,320.27 (17.33%)       135,535,926.70 (15.06%)
